UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 4, 2017

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.             Entry into a Material Definitive Agreement.

As previously announced, on September 27, 2017, EQT Corporation (the Company or EQT) entered into an Underwriting Agreement with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule 1 thereto, relating to the public offering (Offering) of $500 million aggregate principal amount of Floating Rate Notes due 2020 (the Floating Rate Notes), $500 million aggregate principal amount of 2.500% Senior Notes due 2020 (the 2020 Notes), $750 million aggregate principal amount of 3.000% Senior Notes due 2022 (the 2022 Notes) and $1,250 million aggregate principal amount of 3.900% Senior Notes due 2027 (the 2027 Notes, and, together with the Floating Rate Notes, the 2020 Notes and the 2022 Notes, the Notes).

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-214092), which became effective upon filing on October 14, 2016 (Registration Statement), and pursuant to the prospectus supplement dated September 27, 2017, filed with the Securities and Exchange Commission (SEC) pursuant to Rule 424(b) of the Securities Act of 1933, as amended.

On October 4, 2017, the Company issued the Notes under that certain Indenture dated as of March 18, 2008 (the Base Indenture), as supplemented by the Second Supplemental Indenture dated as of June 30, 2008 (the Second Supplemental Indenture) and, in the case of the Floating Rate Notes, the Fifth Supplemental Indenture dated as of October 4, 2017 (the Fifth Supplemental Indenture), in the case of the 2020 Notes, the Sixth Supplemental Indenture dated as of October 4, 2017 (the Sixth Supplemental Indenture), in the case of the 2022 Notes, the Seventh Supplemental Indenture dated as of October 4, 2017 (the Seventh Supplemental Indenture), and in the case of the 2027 Notes, the Eighth Supplemental Indenture dated as of October 4, 2017 (the Eighth Supplemental Indenture; the Base Indenture as supplemented by the Second Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture, the Indenture), between the Company and The Bank of New York Mellon, as trustee (the Trustee).

The Company expects to use the net proceeds from the Offering, together with cash on hand and borrowings under the Company’s revolving credit facility, to fund the cash consideration payable by the Company in connection with the previously announced acquisition (the Rice Merger) of Rice Energy Inc. (Rice); to pay expenses related to the Rice Merger and the other transactions contemplated by the merger agreement with Rice, including the extinguishment of approximately $1.9 billion of net debt and preferred equity of Rice and its subsidiaries (based on anticipated balances as of October 31, 2017); and for general corporate purposes, which may include redeeming or repaying at maturity all or a portion of the Company’s senior notes and medium term notes due in 2018. If the consummation of the Rice Merger does not occur on or before May 19, 2018 or the Company notifies the Trustee that the Company will not pursue the consummation of the Rice Merger, the Company will be required to redeem the Floating Rate Notes, the 2020 Notes and the 2027 Notes (but not the 2022 Notes) then outstanding at a redemption price equal to 101% of the principal amount of the notes to be redeemed plus accrued and unpaid interest to, but excluding, the special mandatory redemption date.

The Indenture contains covenants that limit the Company’s ability to, among other things and subject to certain significant exceptions, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, or sales other than for cash or leases of the Company’s assets substantially as an entirety.

The foregoing descriptions of the Base Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture, the Floating Rate Notes, the Sixth Supplemental Indenture, the 2020 Notes, the Seventh Supplemental Indenture, the 2022 Notes, the Eighth Supplemental and the 2027 Notes are qualified in their entirety by reference to the full text of the Base Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture, the form of Floating Rate Note, the Sixth Supplemental Indenture, the Form of 2020 Note, the Seventh Supplemental Indenture, the form of 2022 Note, the Eighth Supplemental Indenture and the form of 2027 Note, copies of which are filed herewith as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 and 4.10, respectively, and are incorporated into this Item 1.01 by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes, the Base Indenture, the Second Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture and the Eighth Supplemental Indenture is hereby incorporated into this Item 2.03 by reference, insofar as it relates to the creation of a direct financial obligation.

Item 8.01.             Other Events.

This Current Report on Form 8-K is also being filed for the purpose of filing (i) an updated computation of Ratio of Earnings to Fixed Charges as Exhibit 12.1 to the Registration Statement, and such exhibit is hereby incorporated by reference into the Registration Statement, and (ii) certain opinions of counsel in connection with the Offering, which are being filed as Exhibits 5.1 and 5.2 hereto and are also being incorporated by reference into the Registration Statement.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of March 18, 2008, between EQT Corporation, as successor, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 18, 2008).

4.2

Second Supplemental Indenture, dated as of June 30, 2008, between EQT Corporation and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.03(c) to Form 8-K filed on July 1, 2008).

4.3	Fifth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the Floating Rate Notes were issued.

4.4	Form of EQT Corporation’s Floating Rate Notes due 2020 (included in Exhibit 4.3 hereto).

4.5	Sixth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2020 Notes were issued.

4.6	Form of EQT Corporation’s 2.500% Senior Notes due 2020 (included in Exhibit 4.5 hereto).

4.7	Seventh Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2022 Notes were issued.

4.8	Form of EQT Corporation’s 3.000% Senior Notes due 2022 (included in Exhibit 4.7 hereto).

4.9	Eighth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2027 Notes were issued.

4.10	Form of EQT Corporation’s 3.900% Senior Notes due 2027 (included in Exhibit 4.9 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

5.2	Opinion of Reed Smith LLP.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

23.2	Consent of Reed Smith LLP (included in Exhibit 5.2).

Cautionary Statement Regarding Forward-Looking Information

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, EQT’s and Rice’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to EQT’s acquisition and integration of acquired businesses and assets; the cost of defending EQT’s intellectual property; technological changes and other trends affecting the oil and gas industry; the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; uncertainties as to the timing of the transaction; competitive responses to the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; EQT’s ability to complete the acquisition and integration of Rice successfully; the possibility of litigation relating to the transaction; and other factors that may affect future results of EQT and Rice. Additional factors that could cause results to differ materially from those described above can be found in EQT’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, each of which is on file with the SEC and available in the “Investors” section of EQT’s website, https://www.eqt.com/, under the heading “SEC Filings” and in other documents EQT files with the SEC, and in Rice’s Annual Report on Form 10-K for the year ended December 31, 2016 and in its subsequent Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017, each of which is on file with the SEC and available in the “Investor Relations” section of Rice’s website, https://www.riceenergy.com/, under the subsection “Financial Information” and then under the heading “SEC Filings” and in other documents Rice files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither EQT nor Rice assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Important Additional Information

In connection with the proposed transaction, EQT has filed with the SEC a registration statement on Form S-4 that contains a preliminary joint proxy statement of EQT and Rice and also constitutes a preliminary prospectus of EQT. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the shareholders of EQT and the stockholders of Rice. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF EQT AND STOCKHOLDERS OF RICE ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.  Investors may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about EQT and Rice, without charge, at the SEC’s website (http://www.sec.gov).  Copies of the documents filed with the SEC by EQT can be obtained, without charge, by directing a request to Investor Relations, EQT Corporation, EQT Plaza, 625 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3111, Tel. No. (412) 553-5700.  Copies of the documents filed with the SEC by Rice can be obtained, without charge, by directing a request to Investor Relations, Rice Energy Inc., 2200 Rice Drive, Canonsburg, Pennsylvania 15317, Tel. No. (724) 271-7200.

Participants in the Solicitation

EQT, Rice, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information regarding EQT’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on February 17, 2017, and certain of its Current Reports on Form 8-K.  Information regarding Rice’s directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 17, 2017, and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the preliminary joint proxy statement/prospectus of EQT and Rice filed with the SEC and will be contained in the definitive joint proxy statement/prospectus of EQT and Rice and other relevant materials filed with the SEC.  Free copies of this document may be obtained as described in the preceding paragraph.

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of March 18, 2008, between EQT Corporation, as successor, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 18, 2008).

4.2

Second Supplemental Indenture, dated as of June 30, 2008, between EQT Corporation and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.03(c) to Form 8-K filed on July 1, 2008).

4.3	Fifth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the Floating Rate Notes were issued.

4.4	Form of EQT Corporation’s Floating Rate Notes due 2020 (included in Exhibit 4.3 hereto).

4.5	Sixth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2020 Notes were issued.

4.6	Form of EQT Corporation’s 2.500% Senior Notes due 2020 (included in Exhibit 4.5 hereto).

4.7	Seventh Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2022 Notes were issued.

4.8	Form of EQT Corporation’s 3.000% Senior Notes due 2022 (included in Exhibit 4.7 hereto).

4.9	Eighth Supplemental Indenture, dated as of October 4, 2017, between EQT Corporation and The Bank of New York Mellon, as trustee, pursuant to which the 2027 Notes were issued.

4.10	Form of EQT Corporation’s 3.900% Senior Notes due 2027 (included in Exhibit 4.9 hereto).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

5.2	Opinion of Reed Smith LLP.

12.1	Ratio of Earnings to Fixed Charges.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

23.2	Consent of Reed Smith LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Dated: October 4, 2017
	By:	/s/ Robert J. McNally
	Name:	Robert J. McNally
	Title:	Senior Vice President and Chief Financial Officer